Exhibit 99.1

Equity Roadshow May 2007

Forward Looking Statements Certain of the statements made in this presentation are forward-looking and are based upon information available to the Company on the date hereof. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby identifying important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company. Any such statement is qualified by reference to the following cautionary statements. The Company believes that the material risks and uncertainties that could affect the outlook of an airline operating under Chapter 11 and in a global economy include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to consummate a plan of reorganization with respect to its Chapter 11, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations, inflation and other factors discussed herein. Additional information with respect to these factors and other events that could cause differences between forward-looking statements and future actual results is contained in "Item 1. Business – Risk Factors Related to Northwest and the Airline Industry" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. We undertake no obligation to update any forward looking statements to reflect events or circumstances that may arise after the date of this release. Developments in any of these areas, as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings, could cause the Company’s results to differ from results that have been or may be projected by or on behalf of the Company

NWA Overview Restructuring Plan 1Q07 Results Disclosure Statement 5-year Plan Fresh Start Reporting Outlook Summary Agenda

NWA Overview NWA is the world’s 6th largest airline with $12.6 billion in revenue NWA Operating Revenue 2006 % of Rev ($ bil) Total Domestic $6.0 48% Regionals 1.4 11% Pacific 2.1 17% Atlantic 1.2 9% Cargo 0.9 7% Other 1.0 8% Total $12.6 100% Worldwide Ranking 2006 Consolidated RPMs 1 American 149.4 2 United 129.7 3 Air France/KLM 122.7 4 Delta 116.1 5 Continental 89.5 6 NWA 78.0 7 British Airways 71.4 8 US Airways 71.3 9 Lufthansa 68.6 10 Southwest 67.7 NWA Profile 2006 Operating Revenue $12.6 billion Employees 30,000 Aircraft 372 Mainline, 190 Regional North America Cities 224 International Cities 20 Hub Cities Detroit Minneapolis/St. Paul Memphis Tokyo-Narita Amsterdam Alliance Partners KLM, Continental, Delta Regional Partners Mesaba, Pinnacle, Compass

NWA Overview NWA Investment Thesis: NWA’s unique assets allow for revenue premium to continue NWA has achieved best-in-class costs among U.S. global network airlines Continued domestic and international re-fleeting will improve unit costs and provide profitable growth opportunities

Restructuring Plan

NWA identified three key objectives that had to be achieved to successfully restructure Achieve a competitive cost structure $2.4 billion annual reduction in labor and non-labor costs Pension solution Right-size the fleet and optimize the network Eliminate unprofitable flying Continue widebody fleet efficiency with A330s and B787s affirmed Introduce large regional jets Eliminate excess debt and recapitalize the balance sheet $4.2 to $4.4 billion reduction in debt and lease obligations Raise exit capital as required Goal is a profitable, sustainable business model with competitive costs, network and balance sheet Restructuring Plan

NWA has executed and achieved all key pieces of its restructuring plan $1.4 bil in annual labor cost reductions $400 mil in annual fleet ownership savings $150 mil in annual interest expense savings (unsecured debt) $350 mil in annual non-labor cost savings identified and being implemented Pension solution $100 mil annual pension expense savings (5-yr avg) $4.2 bil reduction in debt and lease obligations Refinanced $2.25 bil in secured bank & aircraft debt including new DIP/Exit Financing facility Pension legislation with manageable contributions Frozen defined benefit (DB) plans and competitive defined contribution (DC) plans Pension Protection Act $750 million equity raise through Rights Offering 1. Competitive Costs 2. Fleet and Network 3. Balance Sheet Restructuring Accomplishments 10% reduction in ASMs (LTM 9/06) 330 aircraft restructured to market rates; 71 aircraft rejected 72 dual-class 76-seat RJ deliveries between 2007-2008 Accelerated retirement of uneconomic DC10s, B747-200s and Avro RJ-85s A330 and B787 deals reaffirmed Restructuring Plan

2006 results demonstrate progress in NWA’s restructuring (1,376) 301 (10.8) 12.3 211 1,689 $1.7 billion improvement Pre-tax Income (mil) EBITDAR (mil) Improved EBITDAR Revenues & Costs Liquidity (mil) Double digit improvement Improved cash position 2,058 1,263 2005 2006 2005 2006 2005 2006 Consolidated RASM % YoY Mainline CASM ex-fuel % YoY* Cash, Cash Equivalents and Unrestricted Short-Term Investments Adjusted for regional aircraft rent expense *Excludes unusual items Excludes reorganization items Restructuring Plan

LTM 1Q07 results demonstrate continued improvement (1,023) 552 634 1,875 $1.6 billion improvement Pre-tax Income (mil) EBITDAR (mil) Improved EBITDAR LTM 1Q06 LTM 1Q07 Adjusted for regional aircraft rent expense Ex-reorganization and unusual items Restructuring Plan LTM 1Q06 LTM 1Q07

FY 2006 Labor CASM excluding profit sharing and unusual items Projected results for NWA and DL Seat-Weight Stage-Length Adjusted to NWA Post- restructure Post- restructure NWA has achieved competitive restructured labor costs 37% reduction in Labor CASM Network Carriers LCCs Industry Labor CASM (cts) NWA Labor CASM (cts) Post- restructure Pre- restructure (37%) Restructuring Plan Labor CASM (Cost per available seat mile) 4.2¢ 3.4¢ 3.2¢ 2.5¢ 2.6¢ 2.5¢ 1.9¢ 1.6¢ 2.4¢ American United Continental Delta US Airways Northwest Southwest JetBlue AirTran 4.0¢ 2.5¢

2003 2007 2011 8/06 12/11 6/06 12/09 1/05 12/09 1/05 12/09 12/06 4/08 – Contract open 2006 8/06 Pilot contract New 5-6 year labor deals provide savings longer than competitor agreements 12/03 4/03 8/02 Restructuring Plan 4/13 Regional agreement 12/08 4/05

$400 million in annual savings 30% reduction in annual fleet ownership costs $350 million in annual savings $100 mil achieved in 2006 $250 mil being implemented $750 million total savings in fleet and non-labor costs Fleet Non-Labor Restructuring Plan $ mil Restructurings 275 Rejections 125 Total $400 $ mil Facilities 75 Distribution 50 Regional airline agreements 50 Fuel initiatives 35 Bank refinancing 30 Maintenance contracts 20 Insurance 10 Other vendor agreements 80 Total $350

$2.2 billion of cost reductions in place by 2007 towards $2.4 billion total Cost Reductions ($ mil) Labor Savings Fleet Ownership Int-Unsec Debt Non-Labor Svgs Pension Solution* Labor Savings Fleet Ownership Int-Unsec Debt Non-Labor Svgs Pension Solution* *Average expense savings over 5 years ~$2.4 bil ~$1.7 bil ~$2.2 bil ~$2.4 bil Restructuring Plan 1,350 1,040 1,265 1,350 400 300 366 400 150 150 150 150 350 100 290 350 100 100 100 100 Target 2006 2007 Steady-State

NWA has achieved competitive restructured total costs 14% reduction in total CASM ex-fuel Post- restructure Post- restructure Network Carriers LCCs FY 2006 Mainline CASM excluding-fuel, profit sharing and unusual items, including non-op expense Projected results for NWA and DL Seat-Weight Stage-Length Adjusted to NWA NWA Total CASM ex-Fuel (cts) Industry Total CASM ex-Fuel (cts) Post- restructure Pre- restructure (14%) Restructuring Plan 5.5¢ 4.7¢ 4.7¢ 7.1¢ 7.7¢ 7.4¢ 8.5¢ 8.6¢ 9.1¢ United Continental American NWA Delta US Airways JetBlue Southwest AirTran 8.9¢ 7.7¢

NWA’s CASM differential to US Airways result of larger international network and premium revenue-related costs Restructuring Plan Northwest vs. US Airways Non-Labor CASM 5.14 (0.12) (0.10) (0.13) (0.13) (0.08) (0.07) 4.52 4.0 4.2 4.4 4.6 4.8 5.0 5.2 NW Airport Fees Food Outside Services Int'l RASM Premium Domestic RASM Premium Other US International: (0.47) International Network

Key drivers of NWA’s sustainable premium revenue: Strong hub positions at MSP, DTW, MEM #1 U.S. carrier in Heartland* (24% share of $15 billion domestic industry revenue) – NWA over 50% larger than United or American – NWA #1 or #2 of the top 45 non-hub cities 84% of NWA’s Domestic revenue is derived to/from Hubs and Heartland Domestic Pacific Atlantic #1 U.S. carrier at Tokyo-Narita, #1 U.S.-Japan share – 376 weekly take-off/landing slots; 50% greater than United Unique 5th freedom rights to fly from Japan to Asian countries Japan is the single largest Trans-Pacific market DTW and MSP positioned to capture 28% of Trans-Atlantic traffic $3.5 bil NWA/KLM Joint Venture focused on AMS hub Youngest Trans-Atlantic fleet in industry with all Airbus 330 aircraft * Heartland defined as Upper Midwest region (MI, MN, ND, SD, NE, IA, KS, MO, WI, IL, IN, OH, KY, TN) Restructuring Plan

FY 2006 Mainline System Psgr RASM Seat-Weight Stage-Length Adjusted to NWA Restructuring actions further improved NWA’s industry revenue premium RASM Improvement RASM Premium 2006 Consolidated Psgr RASM (Revenue per available seat mile) Restructuring Plan +12% 2005 7.9¢ 6.8¢ 7.0¢ 9.3¢ 10.8¢ 9.7¢ 10.9¢ 11.4¢ 11.6¢ United Continental American Northwest Delta US Airways JetBlue AirTran Southwest 11.4¢ 10.2¢

Further improved Domestic RASM premium 2004 Domestic RASM 11% 2006 14% Restructuring Plan NWA Industry NWA Industry

Restructuring Plan Beginning in 2007, NWA will introduce 72 dual-class 76-seat regional jets Aircraft is optimally-sized for many NWA markets, have first class cabin and range flexibility to serve a variety of markets (~1,700 mile range) Aircraft to be flown by lower cost regional airline partners Pilot Agreement NWA 76-seat scope clause provides for initially up to 90 76 seaters at regional partners Provides for the creation of NWA-Owned regional carrier (Compass) Competitive wage rates and work rules through April 2013 Mesaba acquisition

A330s have replaced DC10s across the Atlantic Introduction of 757s will grow the Atlantic with new U.S. direct flights 10 aircraft with new World Business Class and new interiors 7 aircraft deployed in 2007, 3 in 2008 DTW hub positioned favorably to serve Western Europe Restructuring Plan 757 Trans-Atlantic

Restructuring Plan

- **NWA has firm orders for 18 787 aircraft which provide further international growth opportunities**
  - **Lower operating costs and state-of-the-art passenger experience**
  - **Smaller gauge provides more flexibility for new non-stop services**
  - **Range 8,000-8,500 miles (vs. 7,500 for 747-4)**

Competitive Advantage

- North American launch customer
  - 18 firm (Aug 2008-Jun 2011)
  - 50 options
- Headstart vs. UA / AA / DL

Network Enhancement

- U.S.-China position
- DTW/MSP non-stop opportunities
  - Asia
  - Europe/India



Manila
Hong Kong
Taipei
Shanghai
Mumbai
Delhi
Beijing
Seoul
Tokyo
Dubai
787-9
241 seats
787-8
200 seats
747-4
403 seats
Frankfurt
Amsterdam
Rome
London
Paris
Lagos
Detroit
Johannesburg
Sao Paulo
Buenos Aires

22

Fleet renewal will drive improved margins Better fleet economics / Profitable growth / Improved customer experience B/(W) A330-3 vs DC10 76-st RJ vs DC9 B787 vs 747-4 Seats 9% (24%) (50%) Revenue 3% (4%) (34%) Cost 7% 19% 45% Margin +9 pts +16 pts +15 pts Revenue (including beyond) and cost per block hour for representative market @ $72/bbl Includes aircraft ownership Restructuring Plan

Re-fleeting represents step-function improvement in value beginning 2H07 Smaller gauge aircraft optimally sized for NWA network Restructuring Plan Fleet Replacement and Growth Benefits (%) A330 76-seat RJ/B787 Further Opportunities: B787 growth B747 rationalization Small narrowbody 14% 27% 47% 77% 79% 100% 2006 2007 2008 2009 2010 2011

1Q07 Results

NWA reported a $100 mil pre-tax profit excluding reorganization items $229 mil year-over-year improvement 1Q07 Results Operating Revenue 2,873 33 Operating Expense 2,672 183 Operating Income 201 216 Pre-Tax 100 229 Ex-28 mil out-of-period hedge gain EBITDAR 390 150 Pre-Tax 72 201 Excluding reorganization items 1Q06 restated for regional rent revenue / expense accounting change ($ mil) 1Q07 B/(W) YoY

Consolidated RASM improved 1.3% vs 2006 on 3.1% increase in ASMs CASM ex-fuel improved 7.5% Mainline ASMs (bil) 21.3 4.7 Consolidated ASMs (bil) 22.9 3.1 Load Factor (%) 82.3 (1.2) pts Psgr RASM (cts) 10.36 2.7 Consolidated RASM (cts) 10.89 1.3 CASM ex-Fuel (cts) 7.37 7.5 Fuel Price ($/gal) 1.77 5.3 1Q07 % B/(W) YoY Fuel price ex-hedge gain $1.85 1Q07 Results

1Q07 Results NWA reported industry-leading margins in 1Q07: 18 pt improvement vs 1Q05 excluding reorganization items, unusual items and out-of-period hedge gains (0.6) ex fuel hedge Pre-tax Margin (1Q07) Pre-tax Margin (1Q05) excluding reorganization and unusual items (2.2) ex fuel hedge (0.7) (3.2) (5.9) (7.9) (9.0) 0.8 0.8 1.3 1.5 2.4 2.5 (4.9) (18.5) (4.0) 7.1 (15.6) (15.8) 2.9 (10.2) (7.7) (7.7) (2.0) (3.7)

Disclosure Statement 5-year Plan

NWA’s capacity growth estimated at 2.0% annually (CAGR) through 2010 Consolidated ASMs (bil) DOM + RJ PAC PAC PAC PAC PAC ATL ATL ATL ATL ATL 06-10 CAGR 8.9% 1.7% 0.5% 2.0% DOM + RJ DOM + RJ DOM + RJ DOM + RJ ASM YoY (7.5%) 3.7% 1.3% 2.8% 0.2% * * Domestic 1.6%, Pacific 1.7%, Atlantic 14.2%, System Mainline 3.4%, Consolidated 3.7% Disclosure Statement 5-year Plan 100.7 100.4 97.8 96.4 93.0 2006 2007 2008 2009 2010

Consolidated RASM (cts) 1.8% CAGR – 12.3% 1.0% 2.6% 2.5% 1.2% 5-year Plan NWA system unit revenue growth projected to be 1.8% per year Disclosure Statement 5-year Plan 10.18 12.28 12.14 11.85 11.55 11.44 2005 2006 2007 2008 2009 2010

5-year Plan Fuel price assumed at $1.92/gal in 2007 increasing to $2.07/gal by 2010 Forward Fuel Assumption ($/gal) Disclosure Statement 5-year Plan 1.80 1.95 2.10 2007 2008 2009 2010

Pre-tax Earnings ($ mil) Margin % 2.4 7.7 8.3 9.6 9.9 EBITDAR ($ mil) 13.4 18.0 18.9 20.2 20.2 2006 2007 2008 2009 2010 2006 2007 2008 2009 2010 NWA’s business plan projections show continuing improvement Disclosure Statement 5-year Plan 301 986 1,095 1,332 1,398 2006 2007 2008 2009 2010 1,689 2,305 2,511 2,813 2,851

Projected liquidity and debt levels Unrestricted Cash ($ mil) Gross Debt* ($ mil) * Balance sheet debt and capital leases + 7x aircraft rent (Mainline and Regional) Disclosure Statement 5-year Plan 2,058 3,143 3,587 4,748 5,472 2006 2007 2008 2009 2010 11,555 9,706 10,290 10,184 9,136 2006 2007 2008 2009 2010

Net Debt* ($ mil) Net Debt/EBITDAR Balance sheet has been restructured * Net Debt equals Gross Debt less unrestricted cash Disclosure Statement 5-year Plan 5.6 2.9 2.7 1.9 1.3 2006 2007 2008 2009 2010 9,497 6,563 6,703 5,437 3,663 2006 2007 2008 2009 2010

Pension liability successfully restructured All defined benefits plans frozen Pension reform legislation enacted New defined contribution plans Replacement Plans DB Funded Status ($ mil) Liabilities* 6,523 Assets 6,248 Funded Status (275) Cash Contributions ~$80-$100 mil/yr *8.85% discount rate; 17-year amortization As of 12/31/06 Disclosure Statement 5-year Plan *Multi-employer plan % of Payroll Pilot DC 5% increasing to 8% by 2011 FA DC 5% IAM* 5% AMFA/Other DC 5%

Plan includes $4.7 bil fleet capex and $1.1 bil non-aircraft capex through 2010 All aircraft commitments carry manufacturer backstop financing Key Drivers: A330s 787s 76-seat RJs Key drivers: New aircraft provisioning Product spending Facilities, ground equipment 2001-05 avg ~$1.5 bil/yr 2001-05 avg ~$170 mil/yr Aircraft Capex ($ mil) Non-Aircraft Capex ($ mil) Disclosure Statement 5-year Plan Avg ~$900 mil/yr Avg ~$200 mil/yr 1,403 1,790 397 417 687 2006 2007 2008 2009 2010 250 288 255 186 98 2006 2007 2008 2009 2010

Fresh Start

The 5-year financial projections provided in NWA’s Disclosure Statement incorporated the adjustments to adopt fresh start reporting in accordance with SOP 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code: Write-down of tangible assets, primarily aircraft Recognition of new intangible assets (eg, SkyTeam Alliance agreements) Mark-up of existing intangible assets (eg, International route authorities) Estimated Pre-Tax Impact of Fresh Start Reporting – B/(W) (Seven-month period ending 12/31/07) $ mil Depreciation 60 Amortization (56) Interest Expense 6 Total 10 Other Issues NWA plans to adopt a deferred revenue approach for Frequent Flyer accounting Preliminary non-cash P&L reduction <$25 million annually Fresh Start Summary

3/30 Disclosure Statement – Fresh Start Balance Sheet REORGANIZED NORTHWEST CORPORATION AND CONSOLIDATED SUBSIDIARIES Projected Fresh Start Balance Sheet (Predecessor) New Credit Facility (Successor) Projected Debt Discharge & Financing New Equity Fresh Start Reorganized ($ millions) June 30, 2007 Reclassification Transactions Issued Adjustments July 1, 2007 ASSETS CURRENT ASSETS 2,662 (227) (175) 750 - 3,010 673 - - - - 673 706 - - - - 706 245 - - - - 245 211 - - - - 211 4,497 (227) (175) 750 - 4,845 PROPERTY AND EQUIPMENT 7,714 - - - (926) 6,788 553 - - - (12) 541 8,267 - - - (938) 7,329 OTHER ASSETS 42 - - - - 42 654 - - - 4,453 5,107 8 - - - 8,746 8,754 532 - - - - 532 1,236 - - - 13,199 14,435 TOTAL ASSETS 14,000 (227) (175) 750 12,261 26,609 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES 1,471 - - - 300 1,771 413 - - - 223 636 346 89 - - - 435 1,016 1 - - - 1,017 - - 10 - - 10 3,246 90 10 - 523 3,869 LONG TERM OBLIGATIONS 3,775 3,078 (1,225) - - 5,628 - - 1,040 - - 1,040 3,775 3,078 (185) - - 6,668 DEFERRED CREDITS AND OTHER LIABILITIES - - - - 1,716 1,716 232 4,078 - - - 4,310 - - - - 2,113 2,113 140 43 - - - 183 372 4,121 - - 3,829 8,322 LIABILITIES SUBJECT TO COMPROMISE 16,303 (16,303) - - - - PREFERRED REDEEMABLE STOCK SUBJECT TO COMPROMISE 277 (277) - - - - COMMON STOCKHOLDERS' EQUITY (DEFICIT) 493 - - - (493) - (9,092) 2,064 - - 7,028 - (1,374) - - - 1,374 - - 7,000 - 750 - 7,750 (9,973) 9,064 - 750 7,909 7,750 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) 14,000 (227) (175) 750 12,261 26,609 Total Common Stockholders' Equity (Deficit) Reorganized Northwest Common Stock and Paid-in Capital Accumulated OCI Retained Earnings (Deficit) Predecessors' Common Stock and Paid-in Capital Total Deferred Credits and Other Liabilities Other Long-Term Air Traffic Liability - Frequent Flyer Pension and OPEB Deferred Taxes Total Long-Term Obligations Exit Financing Long-Term Debt and Capital Leases Total Current Liabilities Current Maturities of Long-Term Debt and Capital Leases Accounts Payable and Other Accrued Compensation and Benefits Air Traffic Liability - Frequent Flyer Air Traffic Liability Total Other Assets Other Goodwill Intangible Assets Investments in Affiliated Companies Total Property and Equipment Other Property and Equipment, net Net Flight Equipment and Net Flight Equipment under Capital Lease Total Current Assets Prepaid and Other Inventories (flight, maintenance and operating supplies) Accounts Receivable Restricted Cash Cash, Cash Equivalents and Unrestricted Short-Term Investments

Outlook

Domestic revenue softness Q207 Domestic RASM outlook for Industry and NWA negative Industry supply increases and slowing economy Fuel price $2.04/gal forward curve* Domestic ASMs Q2-Q4 flat YoY 2007E consolidated ASMs up ~2.5% 76-seat Large RJs provide economic response to changing industry conditions International revenue remains strong Enhanced liquidity Outlook * As of May 23 (including actual)

Summary

Summary Premium revenue position, long-term competitive cost structure, strong balance sheet and unique assets Long-term labor agreements and competitive total cost structure Market-based aircraft rates Recapitalize balance sheet #1 share position at Minneapolis, Detroit, and Memphis airports and #1 Domestic Heartland #1 U.S.-Japan carrier with 376 weekly Tokyo-Narita slots and unique 5th freedom rights to fly from Japan to Asian countries Strong Trans-Atlantic network based on unique U.S. & European destinations NWA Cargo business Member of SkyTeam alliance as well as Continental, Delta and Alaska alliances $3.5 billion NWA/KLM Joint Venture 787 and large RJ order position drives improved economics World Class Facilities in Detroit, Minneapolis, Amsterdam and Tokyo-Narita Network Cost Structure/Balance Sheet Alliances Fleet & Facilities

Appendix

3/30 Disclosure Statement – Projected Income Statement

($ Millions)	2006	2007	2008	2009	2010
Passenger Revenue	9,230	9,609	9,300	9,573	9,715
Regional Carrier Revenue	1,399	1,527	2,276	2,621	2,650
Cargo Revenue	946	875	907	951	962
Other	992	759	769	796	815
Total Operating Revenue	12,568	12,771	13,252	13,942	14,141
Aircraft Fuel and Taxes	3,386	3,226	3,258	3,319	3,360
Salaries, Wages and Benefits	2,662	2,476	2,402	2,503	2,554
Aircraft Maintenance Materials and Repairs	796	791	788	785	801
Selling and Marketing	759	786	809	859	883
Other Rentals and Landing Fees	562	550	553	571	585
Depreciation and Amortization	519	503	611	685	724
Aircraft Rentals	226	379	361	380	395
Regional Carrier Expense	1,406	975	1,207	1,302	1,328
Other	1,511	1,661	1,723	1,788	1,779
Total Operating Expense	11,828	11,348	11,713	12,193	12,409
Operating Income	740	1,423	1,539	1,748	1,733
Interest Expense, net	(555)	(557)	(569)	(614)	(573)
Investment Income	109	114	114	189	226
Other	7	6	11	8	12
Total Other Income (Expense)	(439)	(437)	(444)	(417)	(335)
Income (Loss) Before Income Taxes and Non-Recurring Items	301	986	1,095	1,332	1,398
Pre-Tax Margin w/ Profit Sharing %	*2.4*	*7.7*	*8.3*	*9.6*	*9.9*
Non-Recurring Items	(3,165)	-	-	-	-
Income (Loss) Before Income Taxes	(2,864)	986	1,095	1,332	1,398
Income Tax Expense (Benefit)	(30)	192	401	487	512
Net Income (Loss)	(2,835)	794	694	844	886
Mainline ASMs	85,603	88,546	85,668	86,579	86,823
Consolidated ASMs	93,024	96,422	97,698	100,415	100,659

46

3/30 Disclosure Statement – Projected Balance Sheet ($ Millions) As of December 31 2006 2007 2008 2009 2010 ASSETS CURRENT ASSETS 2,058 3,143 3,587 4,748 5,472 749 623 623 623 623 636 636 670 700 709 233 253 271 268 271 210 210 216 228 236 3,887 4,865 5,367 6,566 7,311 PROPERTY AND EQUIPMENT 7,621 7,025 8,173 8,180 8,175 571 524 606 676 671 8,191 7,549 8,779 8,856 8,846 OTHER ASSETS 42 42 49 56 64 654 5,069 4,998 4,931 4,865 8 8,560 8,160 7,672 7,161 429 998 999 999 999 1,132 14,669 14,205 13,659 13,089 TOTAL ASSETS 13,210 27,083 28,351 29,081 29,246 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES 1,144 1,444 1,531 1,620 1,644 413 636 636 636 636 301 484 486 503 512 1,138 985 1,016 1,031 1,049 214 903 472 794 687 3,209 4,452 4,141 4,584 4,529 LONG-TERM OBLIGATIONS 2,675 5,236 6,134 5,616 5,009 1,225 1,038 1,026 1,013 1,001 3,900 6,274 7,159 6,629 6,010 DEFERRED CREDITS AND OTHER LIABILITIES - 1,716 1,712 1,706 1,692 86 4,333 4,328 4,318 4,297 - 2,113 2,113 2,113 2,113 160 180 180 180 180 246 8,342 8,333 8,317 8,282 LIABILITIES SUBJECT TO COMPROMISE 13,844 - - - - PREFERRED REDEEMABLE STOCK SUBJECT TO COMPROMISE 277 - - - - COMMON STOCKHOLDERS' EQUITY (DEFICIT) 493 - - - - (7,384) 265 968 1,802 2,675 (1,374) - - - - - 7,750 7,750 7,750 7,750 (8,265) 8,015 8,718 9,552 10,425 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) 13,210 27,083 28,351 29,081 29,246 Total Common Stockholders' Equity Reorganized Northwest Common Stock and Paid-in Capital Accumulated OCI Retained Earnings (Deficit) Predecessors' Common Stock and Paid-in Capital Total Deferred Credits and Other Liabilities Other Long-Term Air Traffic Liability - Frequent Flyer Pension and OPEB Deferred Taxes Total Long-Term Obligations DIP/Exit Financing Long-Term Debt and Capital Leases Total Current Liabilities Current Maturities of Long-Term Debt and Capital Leases Accounts Payable and Other Accrued Compensation and Benefits Air Traffic Liability - Frequent Flyer Air Traffic Liability Total Other Assets Other Goodwill Intangible Assets Investment in Affiliated Companies Total Property and Equipment Other Property and Equipment, net Net Flight Equipment and Net Flight Equipment under Capital Lease Total Current Assets Prepaid and Other Inventories (flight, maintenance and operating supplies) Accounts Receivable Restricted Cash Cash, Cash Equivalents and Unrestricted Short-Term Investments

3/30 Disclosure Statement – Projected Cash Flow Statement

nwa

($ Millions)	2006	2007	2008	2009	2010
Cash from Operating Activities					
Net Income	(2,835)	794	694	844	886
Depreciation and Amortization	519	503	611	685	724
Pension / OPEB Contributions Less than Expense	263	106	(5)	(10)	(21)
Working Capital	225	(114)	67	82	31
Tax Expense / (Credit) - Goodwill Deduction	-	192	401	487	512
Other	3,187	(105)	(14)	(14)	(35)
Cash Flow from Operating Activity	1,360	1,375	1,754	2,075	2,097
Cash from Investing Activities					
AC Acquisition	(687)	(1,403)	(1,790)	(417)	(397)
Other Capital Expenditures	(98)	(186)	(255)	(288)	(250)
Sale of Assets	17	150	281	-	-
Change in Restricted Cash	141	127	-	-	-
Other	(2)	-	-	-	-
Cash Flow from Investing Activity	(629)	(1,312)	(1,763)	(705)	(647)
Cash Flow from Financing Activities					
Proceeds - AC Debt Financing	579	1,138	1,357	264	69
Proceeds - AC Sale Leaseback	-	-	-	-	-
Proceeds - Non-AC	4	-	-	-	-
Payments - AC	(652)	(622)	(716)	(336)	(722)
Payments - Non-AC	(1,092)	(56)	(175)	(124)	(60)
DIP/Exit Financing	1,225	(187)	(12)	(12)	(12)
Exit Equity	-	750	-	-	-
Other	-	-	-	-	-
Cash Flow from Financing Activity	65	1,022	454	(209)	(725)
Inc/(Dec) in Unrestricted Cash	795	1,085	444	1,161	724
Beginning Unrestricted Cash	1,263	2,058	3,143	3,587	4,748
Ending Unrestricted Cash	2,058	3,143	3,587	4,748	5,472

48